Supplemental Investor Presentation April 2009

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995 (the "Act") provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made during this presentation are 'forward-looking' statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered 'forward-looking' as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission ("SEC"). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. During portions of today's presentation, we may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available on our web site at www.investor.officedepot.com.

Industry Perspective

U.S. Office Products Industry CAGR '02-'07 2.8% 3.1% 2.6% Source: School and Office Products Network - State of the Industry Report 2008 / Office Depot Estimates 2002 2003 2004 2005 2006 2007 Retail 189 194 199 206 211 215 Delivery 105 108 112 117 120 122 Retail $189B Retail $194B Retail $199B Delivery $105B Delivery $108B Delivery $113B $294B $302B $312B Retail $206B Delivery $117B Retail $211B Delivery $120B $323B $331B We began to see some cyclicality from a weakening macroeconomic environment beginning in early 2007. Delivery $122B Retail $215B $337B Billions

U.S. Office Products Industry Source: School and Office Products Network - State of the Industry Report 2008 / Office Depot Estimates Note: Figures may not add to 100% due to rounding Retail Specialty Retailers 0.2 Office Superstores 0.1 Mass Retailers 0.18 Food/Drug Stores 0.02 College/Bookstores 0.04 Copy/Printing Services 0.03 Stationery/Gift Stores 0.01 Institutional/School Firms 0.02 Internet/Direct Sales 0.03 Independent Dealers 0.06 Contract Specialists 0.21 Contract Stationers 0.01 Other 0.09 O.S.S. Independent Dealers Specialty Stores Food/Drug Stores Other Contract Stationers Mass Retailers ODP 3.4% SPLS 4.3% OMX 2.3% 2007 OSS Market Share Contract Specialists College/Bookstores Copy/Printing Services Internet/Direct Sales OSS comprise a small portion of the overall U.S. office supply industry Stationery/Gift Stores Institutional/School Firms

Office Depot Overview

Office Depot is a leading global provider of office products and services 2008 sales of $14.5 billion Supplies: 61% of sales Technology: 25% of sales Furniture and Other: 14% of Sales Multi-channel - stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts 58% of 2008 sales were not in North American Retail One of the world's largest e-commerce retailers - $4.8 billion in sales in 2008 Office Depot - Business Overview Artistree N.A. Business Solutions (29% of 2008 Sales) Artistree International (29% of 2008 Sales) Artistree North American Retail (42% of 2008 Sales) Over 1,100 stores* in U.S. and Canada Largest concentration of stores in California, Florida and Texas Catalog, contract and e-commerce Dedicated sales force works with medium sized to Fortune 100 customers Orders serviced through 16 distribution centers* Catalog, contract, e-commerce and retail Sells to customer directly and through affiliates in 45 countries outside of North America 35+ websites and over 400 stores *As of March 28th, 2009

Office Depot Timeline 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Staples / Office Depot merger blocked by FTC Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc. Acquired eOfficePlanet India in joint venture with Reliance Retail Acquired controlling interest in AGE Kontor & Data AB in Sweden

Strategic Priorities

North American Retail North American Business Solutions International Continuing product assortment reviews Increasing high margin services Manage inventory tightly Reduce new store openings Reorganized sales force to become regionally focused Improve telephone account management program Align Retail and BSD organizations aligning their efforts Optimize Direct pricing and promotional strategy Shifting from channel approach to customer segment approach in Europe Harmonizing and rationalizing SKU assortment Expanding presence in new markets Strategic Priorities - Taking Care of Business Cash Management Reducing capital expenditures Inventory management Exiting businesses with negative cash flows

Strategic Business Review Update Strategic business review actions should provide benefit EBIT by $130 million and cash flow by $85 million in 2009 Recognized $120 million of pre-tax Charges in Q1 2009 First quarter actions included: Closed 106 underperforming North American Retail stores Closed five North American distribution facilities Streamlined European organizational structure Began rationalizing Japanese retail business Reduced North American headquarters staffing levels Expect additional Charges of $110 million Q2 - Q4 2009 Cash usage estimated to be about $90 million Should benefit EBIT by about $105 million and cash flow by $60 million

North American Retail Product assortment line reviews going well Improved pricing and more exciting product presentations for customer Continue to upgrade high-margin services critical to micro-business customers Including Design, Print & Ship and Tech Depot Services Managing inventory very tightly Reduced end of period inventory by 27% in first quarter versus prior year but maintained high "in stock" levels Reducing new store openings Fewer than 12 new store openings planned for 2009 Committed to providing strong customer service Very high customer satisfaction scores N. A. Retail - Taking Care of Business Update

North American Business Solutions Reorganized sales force to become more regionally focused Territory Account Managers are responsible for retaining as well as growing the business Improving the telephone account management (TAM) program Expanded responsibilities to include handling orders and prospecting North American Retail and Business Solutions organizations aligning their efforts Collaborating more closely to meet customers' needs Continue to optimize Direct pricing and promotional strategy Launched new pricing strategy Pursuing new business opportunities and vertical product offerings N.A. Business Solutions - Taking Care of Business Update

International Shifting from channel approach to customer segment approach in Europe Accomplished by monitoring the purchasing behaviors of customers Identifies prospective customers Harmonizing and rationalizing SKU assortment Simplify inventory management Reducing costs and inventory levels Initial results are encouraging Expanding presence in new markets Using strategic alliances, franchise arrangements and partnerships Expect to open two new franchise stores in Kuwait in the second half of 2009 International - Taking Care of Business Update

Private Brand/Global Sourcing Initiative Private brand penetration percentage is currently in the high 20's Private Brand Penetration/Global Sourcing to improve margin Opened Office Depot sourcing office in Shenzhen, China in 2007 Supplemented with third-party sourcing resources Expanding categories of products sourced and countries utilized Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues All Private Brand meets or exceeds industry testing requirements Private Brand/Global Sourcing

Private Brands TM

Centralization Financial Back Office Call Center North America-Utilize third parties for a number of financial functions Some in North America, some offshore Assign credit Collections and cash application International-Completed transition of financial functions to Eastern Europe Credit, collections, cash applications North America-Global Accounts, Executive Customer Service, E-Commerce handled in 2 centers in U.S. Balance of inbound calls near shore and offshore International-In the process of consolidating E.U. call centers

Global Supply Chain Initiative North America Two separate NA Supply Chains 11 cross docks (NA Retail) 16 distribution centers (NA Business Solutions) Environment Initiative International Convert to 12 combination facilities with about 7M square feet as leases expire Capacity for approximately 9M square feet Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Improve global supply chain expense as a percent of sales by 50 basis points Global Benefits Environment Initiative Reduce supply chain network to 15 facilities in Europe Consolidate to one warehouse management system Supply chain network of 23 facilities in Europe 7 warehouse management systems

Global Information Technology Initiative Environment Initiative Benefits Costly and complex: Historical "home grown" legacy systems Acquired systems through past major acquisitions Multiple channels No single global integrated system - an expensive environment to operate Minimal process definition and sophistication Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one (Manhattan Associates) Reduce IT costs as a percent of sales from current level of 2.2% and, coupled with other benefits, reduce costs by +40 bps Enable faster and easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better business data, information and tools

First Quarter 2009 Results

First Quarter 2009 Summary Total Company sales of $3.2 billion, a decline of approximately 19% versus first quarter of 2008 GAAP loss of $55 million or $0.20 per share on a diluted basis Adjusted for Charges(1), earnings of $27 million or $0.10 per share on a diluted basis Pre-tax Charges of $120 million or $0.30 per share for actions taken as part of the strategic business review Company had Cash Flow Before Financing Activities(1)(2) of $160 million and Free Cash Flow(1)(3) of $67 million in the first quarter of 2009 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site www.officedepot.com. 2Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities. 3Free Cash Flow equals net cash provided by operating activities less capital expenditures.

1Non-GAAP numbers, adjusted for Charges. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - First Quarter 2009 in millions, except ratios, returns and per share data Q1 2009 Q1 2009 Q1 2009 Q1 2009 Q1 2008 Q1 2008 Q1 2008 Q1 2008 Amount % Sales Amount Amount % Sales Sales $ 3,225 $ 3,225 -- $ 3,962 $ 3,962 -- Operating Expenses(1) $ 861 $ 861 26.7% $ 1,053 $ 1,053 26.6% EBIT(1) $ 57 $ 57 1.8% $ 124 $ 124 3.1% Net Earnings(1) $ 27 $ 27 0.8% $ 78 $ 78 2.0% Net Earnings (Loss) - GAAP $ (55) $ (55) -1.7% $ 69 $ 69 1.7% Diluted Shares 273.2 273.2 -- 272.8 272.8 -- EPS - GAAP $ (0.20) $ (0.20) -- $ 0.25 $ 0.25 -- EPS(1) $ 0.10 $ 0.10 -- $ 0.29 $ 0.29 --

North American Retail - Results in millions, except ratios and statistics Q1 2009 Q1 2008 Sales $ 1,436 $ 1,713 Comparable Sales -17% -9% Division Operating Profit $ 81 $ 82 Division Operating Margin 5.7% 4.8%

North American Retail - Results & Variance Analysis Sales down 16%; comparable store sales 17% lower in the first quarter of 2009 AOV lower as customers reduced spending on discretionary items Less aggressive with promotions Operating profit of $81 million versus $82 million one year ago Key components of the operating profit change include: Higher product margins than year ago Lower charges for shrink and inventory valuation Closure of unprofitable stores Expense reduction, including lower advertising and pre-opening expenses Flow through impact from sales volume decline Operating Profit (in millions) Q1 2008 $ 82 Product margin improvement 27 Lower charges for shrink and inventory valuation 15 Store closures 15 Expense reduction 13 Flow through impact from sales volume decline (71) Q1 2009 $ 81

North American Business Solutions - Results in millions, except ratios and statistics Q1 2009 Q1 2008 Sales $ 914 $ 1,104 Division Operating Profit $ 33 $ 60 Division Operating Margin 3.6% 5.4%

N.A. Business Solutions - Results & Variance Analysis Sales down 17% in the first quarter of 2009 Continued significant spending cuts in all customer segments Further deterioration in sales to small- to medium-sized customers and large, national account customers Operating profit of $33 million versus $60 million one year ago Factors driving the operating profit change included: Flow through impact from weaker sales volume Less profitable mix, cost increases unable to pass on to our customers and increased promotions, partially offset by increased vendor program funds Partially offset by reduced selling and G&A expenses Operating Profit (in millions) Q1 2008 $ 60 Flow through impact from sales volume decline (36) Less profitable mix, cost increases and increased promotions (13) Benefit from reduced selling and G&A expenses 22 Q1 2009 $ 33

International - Results In millions, except ratios and statistics Q1 2009 Q1 2008 Sales $ 875 $ 1,145 Change in Local Currency Sales -9% -4% Division Operating Profit $ 19 $ 60 Division Operating Margin 2.1% 5.3%

International - Results & Variance Analysis Operating Profit (in millions) Q1 2008 $ 60 Reduced selling and distribution costs 21 Flow through impact from sales volume decline (42) Increase in promotional activity and higher costs (13) Foreign exchange impact (7) Q1 2009 $ 19 Sales down 24% in the first quarter of 2009 Local currency sales down 9% Difficult conditions abroad Operating profit was $19 million versus $60 million one year ago Factors driving the operating profit change included: Benefit from reduced selling and distribution costs Flow through impact from sales decline Increased promotional activity and cost increases that could not full be passed to the customer Impact of stronger U.S. dollar on foreign exchange rates

Summary and Outlook Operating results exceeded our expectations in the first quarter Second quarter is typically our weakest quarter of the year; may use some cash EBIT(1) could be $60 to $80 million negative in the second quarter due to seasonally lower sales levels EBIT(1) could be breakeven or slightly negative in the second half of 2009 Expect Free Cash Flow(1)(2) to be $50 - $100 million in 2009 and Cash Flow Before Financing(1)(3) to be in the $275 - $325 million range Continue to take conservative approach to liquidity for near and long term Committed to managing the Company through these challenging times 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2Free Cash Flow equals net cash provided by operating activities less capital expenditures. 3Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities.

Charges 1Future amounts may be impacted by changes as plans are implemented and changes in currency exchange rates. in millions Q1 Q1 Q1 Projected(1) 2009 2008 Q2 - Q4 2009 N.A. Retail & Supply Chain Initiatives $ 87 - $ 25 Other Initiative & Headcount Reductions 26 - 65 Asset Write Downs 7 - - 2005 Initiatives - 11 20 Total Charges $ 120 $ 11 $ 110 Cash Usage $ 28 $ 7 $ 90

Cash Flow Highlights 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2Free Cash Flow equals net cash provided by operating activities less capital expenditures. 3Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities. in millions Q1 2009 Q1 2008 Net Earnings (Loss) $ (55) $ 69 Depreciation & Amortization $ 54 $ 64 Other Operating and Non-Cash Items $ 99 $ (6) Capital Expenditures $ (31) $ (106) Free Cash Flow(1)(2) $ 67 $ 21 Other Investing Activities & FX Impact on Cash $ 93 $ 29 Cash Flow Before Financing Activities(1)(3) $ 160 $ 50

Liquidity Update At the end of the first quarter, Office Depot had $806 million in total available liquidity Excellent cash flow in the quarter resulted in no ABL borrowings at quarter end Expect ABL availability to increase $100 - $150 million in the second quarter as Office Depot ramps up inventories for third quarter Back to School season Expect to be Free Cash Flow(1)(2) positive in 2009 Expect Cash Flow Before Financing Activities(1)(3) to be in $275 - $325 million range for 2009 Liquidity initiatives completed in the first quarter contributed $160 million in cash Assuming second quarter is seasonally weak and second half of year results are similar to the first quarter, Office Depot should expect minimal or no ABL borrowings at quarters end for the balance of 2009 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2Free Cash Flow equals net cash provided by operating activities less capital expenditures. 3Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities.

Balance Sheet Highlights 1 Working Capital = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 Working Capital as % of Sales = ((WC Q1 current year + WC Q1 prior year) / 2) / Trailing four quarter sales in millions, except ratios and returns Q1 2009 Q1 2008 Cash and Cash Equivalents $ 176 $ 182 NAR Inventory Per Store (end of period) $ 0.635 $ 0.864 Inventories $ 1,128 $ 1,644 Working Capital(1) $ 491 $ 721 Working Capital as a % of Sales(2) 4.4% 3.8% Net Debt (end of period) $ 554 $ 567

Capital Expenditures Continue to be careful with capital spending and will make adjustments as necessary in regard to new store openings, store remodels, IT and supply chain spending for the balance of this year Q1 2009 capital spending was $31 million FY 2009 is targeted at $125 million, which is about 50% of projected depreciation and amortization 2005 2006 2007 2008 2009F East 261 434 461 330 125 Supply Chain & IT Other NAR Stores 25 55 20 $ millions Maintenance & Other Supply Chain & IT NAR Stores

Asset-Based Loan Summary Successfully closed five year, $1.25 billion asset-based loan (ABL) facility in the third quarter of 2008 ABL replaces previous $1.0 billion bank revolver ABL is designed to provide liquidity to support global operations Bank syndication includes JPMorgan, Citibank, Bank of America, Wachovia, Wells Fargo and GE Capital, among others The ABL facility is secured by the company's current assets including accounts receivable, inventory, and cash and depository accounts The ABL facility contains incurrence financial covenants Incurrence-based financial covenants provide greater operating flexibility No fixed-charge coverage ratio test as long as availability on the line is over $187 million At the end of March, the Company had nothing drawn on its asset- based loan (ABL) facility, and had $160 million in outstanding letters of credit against the facility, leaving it with $630 million of availability

Macroeconomic Environment

U.S. Recession Job Losses Top 5 Million in March Note: Permission to quote was neither sought nor obtained. "The U.S. shed 663,000 jobs in March, pushing total losses since the recession started 16 months ago past five million. The jobless rate rose to 8.5%." Wall Street Journal, April 3, 2009 U.S. Housing Crisis Driving Mortgage Default Rates "The U.S. mortgage quarterly default rate has increased by about 210 basis points from one year ago." Mortgage Banker's Association of America U.S. Mortgage Default Rates Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 0.0431 0.0434 0.0444 0.047 0.0441 0.0439 0.0467 0.0495 0.0484 0.0512 0.0559 0.0582 0.0635 0.0641 0.0699 0.0788 Job losses since the recession began Year Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Cumaltive Job Losses 0 -216 -338 -498 -635 -796 -924 -1099 -1420 -1800 -2397 -3078 -3819 -4470 -5133 Monthly Job Losses -72 -144 -122 -160 -137 -161 -128 -175 -321 -380 -597 -681 -741 -651 -663 Source: Bureau of Labor Statistics Source: Mortgage Bankers Association (000s) Challenging Business Environment

U.S. GDP / The Consumer Consumer Confidence Unemployment Rate Gross Domestic Product 2006:Q1 2006:Q2 2006:Q3 2006:Q4 2007:Q1 2007:Q2 2007:Q3 2007:Q4 2008:Q1 2008:Q2 2008:Q3 2008:Q4 GDP 0.048 0.027 8.0000000013148E-03 0.015 0.001 0.048 0.048 -0.002 9.0000000013148E-03 0.028 -0.005 -0.063 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/15/2008 11/15/2008 12/15/2008 1/15/2009 2/15/2009 3/15/2009 Consumer Confidence 87.3 76.4 65.9 62.8 58.1 51 51.9 58.5 61.4 38.8 44.7 38 37.4 25 26 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/15/2008 11/15/2008 12/15/2008 1/15/2009 2/15/2009 3/15/2009 Unemployment Rate 0.049 0.048 0.051 0.05 0.055 0.056 0.058 0.062 0.062 0.066 0.068 0.072 0.076 0.081 0.085 U.S. economy shrank 6.2% in Q4'08, exceeding earlier forecasts due to a downturn in exports and a much larger decrease in equipment and software U.S. consumer confidence, which had decreased moderately in January, declined in February, reaching yet another all-time low U.S. unemployment rose to 8.5% in March 2009. Job losses were large and widespread across nearly all major industry sectors Source: Bureau of Economic Analysis Source: The Conference Board Source: Bureau of Labor Statistics

Small Business / Home Sales Residential Real Estate Loans Delinquency Rate: 4 Month Lead Housing: Number of Months for Sale Mortgage Default Rates 2004 2005 2006 2007 10/15/2007 11/15/2007 12/15/2007 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/1/2008 11/1/2009 12/1/2008 1/1/2009 2/1/2009 Existing Home Sales 4.1 4 3.9 5.7 5.9 6 6.2 6.7 7.1 7.4 7.7 8.2 8.3 8.5 8.9 9 9.1 9.2 9.2 9.4 9.8 The number of months leading indicator shows continued increases are expected. Delinquency rates increased significantly from 5.1 in Q3'08 to 6.9 in Q4'08 The number of months that an existing home is on the market has steadily increased over the last twelve months and is more than twice the length of time it was in 2004 The U.S. mortgage quarterly default rate has increased by 89 basis points since Q3'08, and up 206 basis points from one year ago Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 0.0431 0.0434 0.0444 0.047 0.0441 0.0439 0.0467 0.0495 0.0484 0.0512 0.0559 0.0582 0.0635 0.0641 0.0699 0.0788 Residential Real Estate Loans Number of Months 1/1/2004 1.68 3.8 2/1/2004 1.93 4.4 3/1/2004 1.93 4.5 4/1/2004 1.93 4.3 5/1/2004 1.63 3.9 6/1/2004 1.63 4 7/1/2004 1.63 3.6 8/1/2004 1.52 3.7 9/1/2004 1.52 4 10/1/2004 1.52 3.8 11/1/2004 1.55 4 12/1/2004 1.55 4.1 1/1/2005 1.55 4.3 2/1/2005 1.51 4.4 3/1/2005 1.51 4.4 4/1/2005 1.51 4.4 5/1/2005 1.4 3.8 6/1/2005 1.4 4 7/1/2005 1.4 3.7 8/1/2005 1.47 3.7 9/1/2005 1.47 3.8 10/1/2005 1.47 4 11/1/2005 1.54 4 12/1/2005 1.54 4 1/1/2006 1.54 4.3 2/1/2006 1.78 4.2 3/1/2006 1.78 3.9 4/1/2006 1.78 3.9 5/1/2006 1.57 3.7 6/1/2006 1.57 3.6 7/1/2006 1.57 3.6 8/1/2006 1.53 3.5 9/1/2006 1.53 3.4 10/1/2006 1.53 3.7 11/1/2006 1.72 4.1 12/1/2006 1.72 4.3 1/1/2007 1.72 4.8 2/1/2007 2.11 5.2 3/1/2007 2.11 5.5 4/1/2007 2.11 5.8 5/1/2007 2.01 5.7 6/1/2007 2.01 5.8 7/1/2007 2.01 6 8/1/2007 2.17 5.8 9/1/2007 2.17 5.8 10/1/2007 2.17 5.9 11/1/2007 2.73 6 12/1/2007 2.73 6.2 1/1/2008 2.73 6.7 2/1/2008 3.27 7.1 3/1/2008 3.27 7.4 4/1/2008 3.27 7.7 5/1/2008 3.64 8.2 6/1/2008 3.64 8.3 7/1/2008 3.64 8.5 8/1/2008 4.11 8.9 9/1/2008 4.11 9 10/1/2008 4.11 9.1 11/1/2008 5.11 9.2 12/1/2008 5.11 9.2 1/1/2009 5.11 9.4 2/1/2009 6.92 9.8 3/1/2009 6.92 4/1/2009 6.92 Source: Federal Reserve, Census Dept. Source: Census Dept. Source: Mortgage Bankers Association

Taking Care of Business April 2009